SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 10, 2001
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                                (Date of Report)

                                  July 16, 2001
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                                (Date of Report)


                              NETWORK COMMERCE INC.
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               (Exact Name of Registrant as Specified in Charter)

      Washington                       000-26707                91-1628103
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(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
  of Incorporation)                                        Identification No.)

           411 First Avenue South, Suite 200 North, Seattle, WA 98104
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 223-1996
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

     On July 10, 2001, Network Commerce Inc. (the "Company") entered into a Common Stock Purchase Agreement (the "Agreement") with Cody Holdings Inc. (the "Investor") to provide the Company with up to $18,000,000 in equity financing (the "Equity Line"). Under the Agreement, the Company will have the right, but not the obligation during the 18-month term of the Agreement, to obtain equity financing through the issuance of Common Stock to the Investor in a series of periodic draw downs at a discount to the market price at the time of sale to the Investor. The shares of Common Stock may be sold to the Investor during this period at times and in amounts, subject to certain minimum and maximum volumes, determined at the discretion of the Company. The Company has agreed to file a registration statement, within 45 days following the execution of the Agreement, covering the resale of any shares purchased by the Investor under theEquity Line, and the warrants described below, and to maintain the effectiveness of such registration statement to permit the resale. If the Company chooses to draw down on the Equity Line, it will use the proceeds of the financing for general corporate purposes.

     In connection with the Equity Line, the Company also issued to Cody Holdings Inc. a warrant to purchase up to 350,000 shares of the Company's Common Stock at an exercise price of $0.57 per share (the "Warrants"). The Warrant has a term of five years and the exercise price of the Warrant is subject to antidilution adjustments. The Company also issued warrants to purchase 350,000 shares of the Company's Common Stock at an exercise price of $0.57 per share to a placement agent, and certain of its affiliates, as a finder's fee ("Placement Agent Warrants"). The Placement Agent Warrants also have a term of five years. The Warrant and the Placement Agent Warrants and the Common Stock issuable upon the exercise of such warrants were not registered under the Securities Act of 1933, and were granted pursuant to an exemption set forth in Section 4(2) thereunder.

         The agreements signed in connection with the Equity Line are filed as exhibits to this report and are incorporated into this report by reference. This summary of the terms of the Equity Line is not complete, and you should refer to the exhibits for copies of the actual agreements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c)      Exhibits

10.1 Common Stock Purchase Agreement dated as of July 10, 2001 between Network Commerce Inc. and Cody Holdings Inc.

10.2 Stock Purchase Warrant dated as of July 10, 2001 executed by Network Commerce Inc. in favor of GKN Securities Corp.

10.3 Stock Purchase Warrant dated as of July 10, 2001 executed by Network Commerce Inc. in favor of Brandon Ross.

10.4 Stock Purchase Warrant dated as of July 10, 2001 executed by Network Commerce Inc. in favor of Jorge Tabuas.

10.5 Stock Purchase Warrant dated as of July 10, 2001 executed by Network Commerce Inc. in favor of Lisa McInnes.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NETWORK COMMERCE INC.


Dated:  July 16, 2001               By  /s/ Randy Cerf
                                        Randy Cerf
                                        Executive Vice President and
                                        Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number   Description



10.1 Common Stock Purchase Agreement dated as of July 10, 2001 between Network Commerce Inc. and Cody Holdings Inc.

10.2 Stock Purchase Warrant dated as of July 10, 2001 executed by Network Commerce Inc. in favor of GKN Securities Corp.

10.3 Stock Purchase Warrant dated as of July 10, 2001 executed by Network Commerce Inc. in favor of Brandon Ross.

10.4 Stock Purchase Warrant dated as of July 10, 2001 executed by Network Commerce Inc. in favor of Jorge Tabuas.

10.5 Stock Purchase Warrant dated as of July 10, 2001 executed by Network Commerce Inc. in favor of Lisa McInnes.